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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): November 12, 2002


                           HANOVER COMPRESSOR COMPANY
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     1-13071                 76-0625124
(State or Other Jurisdiction        (Commission File           (IRS Employer
        of Incorporation)                Number)            Identification No.)

      12001 North Houston Rosslyn
         Houston, Texas                                            77086
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (281) 447-8787


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Item 5.   Other Events.

On November 12, 2002, Hanover Compressor Company was informed by our largest stockholder, GKH Investments, L.P. ("GKH"), that GKH has advised its limited partners that it is extending the winding-up process of the Partnership for an additional twelve months from January 25, 2003 until January 25, 2004. A copy of the letter sent by GKH to the Company is attached to this report as Exhibit 99.1.

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Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

         99.1 Letter from GKH Partners, L.P. to Mark S. Berg, Senior Vice President and General Counsel of Hanover Compressor Company dated November 12, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HANOVER COMPRESSOR COMPANY

Date:  November 14, 2002                By:    /s/ Mark S. Berg
                                           ---------------------------------
                                           Name:  Mark S. Berg
                                           Title: Senior Vice President-
                                                  General Counsel

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                                      EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

99.1 Letter from GKH Partners, L.P. to Mark S. Berg, Senior Vice President and General Counsel of Hanover Compressor Company dated November 12, 2002.